UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     December 1, 2004
                                                    ----------------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

         1-12386                                      13-3717318
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(Commission File Number)                   (IRS Employer Identification No.)

       One Penn Plaza, Suite 4015
           New York, New York                                 10119-4015
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Lexington Corporate Properties Trust (the "Company") is electing to re-issue in an updated format the presentation of its historical financial statements in accordance with the provisions of Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144").

During the nine months ended September 30, 2004, the Company sold certain properties and in accordance with SFAS 144 has reported revenue, expenses and gains on sales from these properties as discontinued operations for the periods presented in its quarterly report on Form 10-Q filed on November 9, 2004 for the three months and nine months ended September 30, 2004.

This Current Report on Form 8-K updates Items 6, 7, 8 and 15(a)3 of the Company's Form 10-K for the year ended December 31, 2003 (the "Form 10-K"), to reflect those properties sold during 2004 or held for sale as of September 30, 2004 as discontinued operations and includes disclosures of material subsequent events occurring through November 29, 2004. The Company has also reclassified its Consolidated Statements of Income to conform to rule 5-03 of Regulation S-X. All other items of the Form 10-K remain unchanged.



Item 9.01.     Financial Statements and Exhibits.

              (a) Not applicable

              (b) Not applicable

              (c) Exhibits

                  23.1       Consent of Independent Registered Public Accounting
                             Firm

                  99.1       Selected Re-Issued Items on Form 10-K

                             (a) Item 6            Selected Financial Data

                             (b) Item 7            Management's Discussion and
                                                   Analysis of Financial
                                                   Condition and Results of
                                                   Operations

                             (c) Item 8            Financial Statements and
                                                   Supplementary Data

                             (d) Item 15(a) 3      Exhibit 12 - Ratio of
                                                   Earnings to Combined Fixed
                                                   Charges and Preferred
                                                   Dividends

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Lexington Corporate Properties Trust


Date: December 1, 2004                      By:  /s/ Patrick Carroll
                                                --------------------------------
                                                Patrick Carroll
                                                Chief Financial Officer

                                  Exhibit Index
                                  -------------

       Exhibit Number                                     Description

            23.1             Consent of Independent Registered Public Accounting
                             Firm

            99.1             Selected Re-Issued Items on Form 10-K

                             (a) Item 6            Selected Financial Data

                             (b) Item 7            Management's Discussion and
                                                   Analysis of Financial
                                                   Condition and Results of
                                                   Operations

                             (c) Item 8            Financial Statements and
                                                   Supplementary Data

                             (d) Item 15(a) 3      Exhibit 12 - Ratio of
                                                   Earnings to Combined Fixed
                                                   Charges and Preferred
                                                   Dividends